SUPPLEMENT TO THE

FIDELITY® LEVERAGED COMPANY STOCK FUND

A Fund of Fidelity Securities Fund

STATEMENT OF ADDITIONAL INFORMATION

September 28, 2001

The following information has been removed from the "Performance" section on page 14.

Returns include the effect of the fund's 1.50% redemption fee (short-term trading fee), applicable to shares held less than 90 days.

LSFB-01-02 November 18, 2001
1.755690.101